UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2020

Date of reporting period:  February 29, 2020

Item 1. Reports to Stockholders.

Securian AM Dynamic Managed Volatility Fund
Institutional Class Shares – VVMIX

Securian AM Managed Volatility Equity Fund
Institutional Class Shares – VMEIX

Securian AM Real Asset Income Fund
Institutional Class Shares – VSDIX

Semi-Annual Report

www.securianamfunds.com	February 29, 2020

SECURIAN AM FUNDS

April 9, 2020

Securian AM Dynamic Managed Volatility Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2019 and ending February 28, 2020, the Securian AM Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class produced a net return of 3.48%, outperforming the DMV Benchmark return of 2.69%. The DMV Benchmark is a custom benchmark for the DMV Fund developed by Securian Asset Management. The Fund had a realized volatility, as measured by the portfolio’s annualized standard deviation, of 8.05%. The Fund’s custom benchmark realized volatility was 7.62%. For comparison, the S&P 500 Index (dividend adjusted) returned 1.91% with a volatility of 13.44% over of the same period.

STRATEGY UPDATE

This period began with modestly elevated volatility prevailing in the market. Realized one-month market volatility of the S&P 500 was 23.56% on 8/31/2019; this above-average value resulted from the ongoing U.S.-China trade war, weakening economic data both here and abroad, and declining corporate earnings. The overall economic situation was looking questionable enough for the Federal Reserve (the “Fed”) to preemptively cut its policy rate by 25 basis points (bps) on 07/31/2019. It executed another 25 bp rate cut on 09/18/2019 and 10/30/2019. Ostensibly because of this advertisement of ongoing monetary policy support for the economy, one-month volatility remained in the single digits for all of November and December, and most of January. But as the globe began to recognize the true severity of the emerging coronavirus situation in China, volatility rose in response.

In terms of strategy positioning, DMV entered this period at 31.30% linear equity exposure (e.g. futures)—29% below the benchmark—in light of the moderately elevated volatility at the time. DMV also had approximately 27% notional of S&P 500 call spreads, to partially offset the large equity underweight. As volatility decreased, we reintroduced equity exposure to the strategy, reaching 73.93% linear exposure by 09/26/2019. This equity overweight was partially offset by 15% notional in S&P 500 puts, consistent with the level of downside hedging we have been executing over the last year as an expression of our late-cycle view of the economy. Over the course of the next four months, the strategy equity exposure hovered between 54.25% and 80.78%. As previously described, in periods where DMV was overweight equity, it also had some options-based downside hedge.  As concerns over the coronavirus began to grip global markets, and volatility increased, we de-risked the strategy, closing out this period at 44.77% exposure.

MARKET SECTOR UPDATE

In our Annual Letter from 08/31/2019, we noted how the then-prevailing environment was an odd juxtaposition of conflicting signals from the market. On the one hand, there were legitimately positive indications:

•	the U.S. economy had, at that point, seen a record 123 months of continuous economic expansion
•	risk markets were performing well, with the S&P 500 up 18.34% for 2019 (through 08/31)

SECURIAN AM FUNDS

On the other hand,

•	low volatility equity had recently outperformed the broad equity market
•	gold and long Treasuries had massively outperformed equity
•	the 10-Year-3-Month yield curve was deeply inverted

In the intervening six months, there have been numerous market developments, most of which we view as negative. First, consider the same asset returns we alluded to in our last letter:

		Long	Oil	Low
	Gold	Treasuries	West Texas	Volatility
Return (%)	(in USD)	(Bloomberg	Intermediate	Equity	S&P 500	Russell	Nasdaq
		Barclays U.S.	oil future	(MSCI USA		2000
		Long Treasury)		Min Vol Index)
08/31/2019
to	4.52	-0.12	-6.42	6.44	11.05	8.61	17.35
01/31/2020
01/31/2020
to	-0.22	6.70	-13.19	-8.11	-8.23	-8.42	-5.78
02/28/2020
08/31/2019
to	4.30	6.58	-18.77	-2.19	1.91	-0.54	10.57
02/28/2020

Source: Bloomberg.

The first five months of this period (top row) mostly look like a recent risk-on period of economic expansion: tech outperforms within equity, broad-based equity outperforms low volatility equity, and equity outperforms Treasuries and other fixed income. But underneath that benign façade, gold—a classic perceived “safe haven” asset—was experiencing a renewed rally, oil was going through a sharp decline, the U.S. yield curve was inverted, and the Fed was continuing its rate cutting campaign. As we have said many times, we view risk asset price inflation, resulting from the corruption of the concept of risk by central bank action, as a negative for the long-term health of both the economy and financial markets. We continued to view the economic and financial mosaic as pointing to inflated asset valuations overlaid on a fragile economy. And, while reflecting upon these past six months, one finds a number of geopolitical and economic events that could have roiled markets:

•	U.S.-China Trade War (ongoing)
•	Impeachment of President Trump
•	Declining Eurozone and China GDP growth, and corresponding IMF global growth forecast cuts
•	United States, Mexico, Canada Trade Agreement negotiations
•	Hong Kong Protests
•	Coronavirus

As it happened, only the last event had any real impact on the domestic equity market, as evidenced by the February returns in the above table (middle row). As the coronavirus emerged in China and surrounding domiciles in early January, the market began to price in the effects of a pandemic; the S&P shed 8.23%, one-month volatility more than doubled to 24.59%, and high yield spreads widened by 110 bps over the last month of this period. Oil was confronted with both a demand and supply shock, with the pandemic curtailing the former, and Organization of Petroleum Exporting Countries (OPEC)+ producing itself into the latter. It suffered a huge one-month loss of -13.19% in February.

SECURIAN AM FUNDS

OUTLOOK

The coronavirus has now appeared in numerous countries, parts of China and Italy are on full lockdown, and Washington state has declared a state of emergency. Some forecasts of the potential economic impact of the virus are quite dire, and the Fed Funds futures market is now pricing in two rate cuts by the end of April, which would expend two of the six remaining 25 bp rate cuts the Fed has at its disposal.

While we did not anticipate a pandemic as the shock that would finally illuminate the inability of monetary policy to continue to support the economy and financial markets, the coronavirus may well be that shock. As we said in our last letter, the European Central Bank (ECB) and Bank of Japan (BOJ) are essentially helpless to spur further growth; they are already at the zero-rate boundary, they are buying corporate assets—both equity and fixed income, and they already have bloated balance sheets. Here in the United States, the Fed’s balance sheet has already started expanding again, in an attempt to provide liquidity to the repurchase agreement (“repo”) market1. Further, it has very limited room left to cut its policy rate, and the efficacy of such action to combat what will likely unfold as a result of the coronavirus is questionable in the first place.

Over the last five trading days of this period, the S&P 500 lost -11.5%, the 10-Year Treasury yield was down 32 bps, and the Chicago Board of Options Exchange (CBOE) Volatility Index (VIX) was up 23 points. These are quite large moves, and they indicate that the market is viewing major economic disruption from the coronavirus as increasingly more likely. We tend to agree.

While we believe that volatility will be elevated, and risk asset performance will generally be poor in 2020, we will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.
 _______________
[1]
A repurchase agreement (repo) is a form of short-term borrowing for dealers in government securities. In the case of a repo, a dealer sells government securities to investors, usually on an overnight basis, and buys them back the following day at a slightly higher price. That small difference in price is the implicit overnight interest rate. Repos are typically used to raise short-term capital. They are also a common tool of central bank open market operations.

SECURIAN AM FUNDS

April 9, 2020

Securian AM Managed Volatility Equity Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period September 1, 2019 and ending February 28, 2020, the Securian AM Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class produced a net return of -0.87%, outperforming the MVE Benchmark return of -2.17%. The MVE Benchmark is a custom benchmark for the MVE Fund developed by Securian Asset Management. The Fund had a realized volatility, as measured by the portfolio’s standard deviation, of 8.56%. The MVE Benchmark realized volatility was 8.18%. For comparison, the S&P 500 Index (dividend adjusted) was up 1.91% with a volatility of 13.44% over of the same period.

STRATEGY UPDATE

This period began with modestly elevated volatility prevailing in the market. Realized one-month volatility was 23.56% on 8/31/2019; this above-average value resulted from the ongoing U.S.-China trade war, weakening economic data both here and abroad, and declining corporate earnings. The overall economic situation was looking questionable enough for the Fed to preemptively cut its policy rate by 25 basis points (bps) on 07/31/2019. It executed another 25 bp rate cut on 09/18/2019 and 10/30/2019. Ostensibly because of this advertisement of ongoing monetary policy support for the economy, one-month volatility remained in the single digits for all of November and December, and most of January. But as the globe began to recognize the true severity of the emerging coronavirus situation in China, volatility rose in response.

In terms of strategy positioning, MVE entered this period at 97.45% equity exposure, offset by approximately 20% notional of S&P 500 put spreads in light of the moderately elevated volatility at the time. The strategy equity exposure was similar for most of the rest of the period, with linear exposure at, or near 100%, combined with some level of option-based downside hedge. On 02/21/20, we began to reduce the linear exposure of the strategy and brought it down to 64.53% by the end of the reporting period.

MARKET SECTOR UPDATE

In our Annual Letter from 08/31/2019, we noted how the then-prevailing environment was an odd juxtaposition of conflicting signals from the market. On the one hand, there were legitimately positive indications:

•	the U.S. economy had, at that point, seen a record 123 months of continuous economic expansion
•	risk markets were performing well, with the S&P 500 up 18.34% for 2019 (through 08/31)

On the other hand,

•	low volatility equity had recently outperformed the broad equity market
•	gold and long Treasuries had massively outperformed equity
•	the 10-Year-3-Month yield curve was deeply inverted

SECURIAN AM FUNDS

In the intervening six months, there have been numerous market developments, most of which we view as negative. First, consider the same asset returns we alluded to in our last letter:

		Long	Oil	Low
	Gold	Treasuries	West Texas	Volatility
Return (%)	(in USD)	(Bloomberg	Intermediate	Equity	S&P 500	Russell	Nasdaq
		Barclays U.S.	oil future	(MSCI USA		2000
		Long Treasury)		Min Vol Index)
08/31/2019
to	4.52	-0.12	-6.42	6.44	11.05	8.61	17.35
01/31/2020
01/31/2020
to	-0.22	6.70	-13.19	-8.11	-8.23	-8.42	-5.78
02/28/2020
08/31/2019
to	4.30	6.58	-18.77	-2.19	1.91	-0.54	10.57
02/28/2020

Source: Bloomberg.

The first five months of this period (top row) mostly look like a recent risk-on period of economic expansion: tech outperforms within equity, broad-based equity outperforms low volatility equity, and equity outperforms Treasuries and other fixed income. But underneath that benign façade, gold—a classic perceived “safe haven” asset—was experiencing a renewed rally, oil was going through a sharp decline, the U.S. yield curve was inverted, and the Fed was continuing its rate cutting campaign. As we have said many times, we view risk asset price inflation, resulting from the corruption of the concept of risk by central bank action, as a negative for the long-term health of both the economy and financial markets. We continued to view the economic and financial mosaic as pointing to inflated asset valuations overlaid on a fragile economy. And, while reflecting upon these past six months, one finds a number of geopolitical and economic events that could have roiled markets:

•	U.S.-China Trade War (ongoing)
•	Impeachment of President Trump
•	Declining Eurozone and China GDP growth, and corresponding IMF global growth forecast cuts
•	United States, Mexico, Canada Trade Agreement negotiations
•	Hong Kong Protests
•	Coronavirus

As it happened, only the last event had any real impact on the domestic equity market, as evidenced by the February returns in the above table (middle row). As the coronavirus emerged in China and surrounding domiciles in early January, the market began to price in the effects of a pandemic; the S&P shed 8.23%, one-month volatility more than doubled to 24.59%, and high yield spreads widened by 110 bps over the last month of this period. Oil was confronted with both a demand and supply shock, with the pandemic curtailing the former, and OPEC+ producing itself into the latter. It suffered a huge one-month loss of -13.19% in February. Internationally, equity markets saw February losses similar to the United States:

•	FTSE 100: -8.99%
•	Euro Stoxx 50: -8.43%
•	Nikkei 225: -8.82%
•	Shenzhen 300: -1.59%
•	Hang Seng: -0.38%

SECURIAN AM FUNDS

OUTLOOK

The coronavirus has now appeared in numerous countries, parts of China and Italy are on full lockdown, and Washington state has declared a state of emergency. Some forecasts of the potential economic impact of the virus are quite dire, and the Fed Funds futures market is now pricing in two rate cuts by the end of April, which would expend two of the six remaining 25 bp rate cuts the Fed has at its disposal.

While we did not anticipate a pandemic as the shock that would finally illuminate the inability of monetary policy to continue to support the economy and financial markets, the coronavirus may well be that shock. As we said in our last letter, the ECB and BOJ are essentially helpless to foment further growth; they are already at the zero-rate boundary, they are buying corporate assets—both equity and fixed income, and they already have bloated balance sheets. Here in the United States, the Fed’s balance sheet has already started expanding again, in an attempt to provide liquidity to the repo market. Further, it has very limited room left to cut its policy rate, and the efficacy of such action to combat what will likely unfold as a result of the coronavirus is questionable in the first place.

Over the last five trading days of this period, the S&P 500 lost -11.5%, the 10-Year Treasury yield was down 32 bps, and the VIX was up 23 points. These are quite large moves, and they indicate that the market is viewing major economic disruption from the coronavirus as increasingly more likely. We tend to agree.

While we believe that volatility will be elevated, and risk asset performance will generally be poor in 2020, we will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility will be high and aim to re-risk when we believe volatility will be low.

SECURIAN AM FUNDS

April 9, 2020

Securian AM Real Asset Income Fund

Managers:
Joseph Betlej, CFA; Lowell Bolken, CFA; Craig Stapleton, CFA
Securian Asset Management

FUND PERFORMANCE UPDATE

For the 6-month period ending February 28, 2020, the return for the Securian AM Real Asset Income Funds (the “RAI Fund”) Institutional Class was -4.67%, underperforming the Morningstar U.S. Real Asset Total Return Index at -3.04%, but modestly outperforming the RAI custom benchmark return of -4.85%.  The RAI Fund Benchmark is a custom benchmark for the RAI Fund, developed by Securian Asset Management. For additional comparison, the S&P 500 Index (dividend adjusted) was up 1.92% during the same period. The RAI Fund’s dividend yield and volatility relative to the S&P 500 Index was consistent with expectations.

The reporting period began with some strength for the markets, following the Fed lowering the Fed Funds Targeted Interest rate at the end of July and again in mid-September.  Economic conditions were balanced as the global trade wars and disruption of global supply chains weighed on progress, but the consumer continued strong with solid employment markets, retail sales, and lower interest rates boosting the housing markets.

The broader equity market began a fourth quarter decidedly “risk on” as cyclical groups in the S&P 500 moved the index up over 9%, triggering a roughly 15% increase in Crude Oil pricing. Our targeted sectors did not fare as well in the quarter, with the defensive Real Estate Investment Trusts (REITs) and Utilities delivering flat performance and the energy infrastructure sector down on structural fears.

2020 started out with just about all U.S. asset classes showing strong performance.  However, with strong valuations at the beginning of the year, we needed strong earnings to justify the multiples at which the market was trading.  The broader equity market, as well as our targeted sectors began the year with strength.  Credit spreads dropped to cyclical lows.  This broad strength was at odds with a U.S. Treasury market that began a significant decline, mostly on fears of a weakening global economy, led by the coronavirus outbreak in China.  As the outbreak began to spread, the markets weakened significantly.  Across the board, asset returns began to plunge, with cash being the only investment that remained stable.  The problem was that by the end of the reporting period, the decline had only begun.

STRATEGY UPDATE

The portfolio added defensive securities early in the period on the tailwinds of the Fed moves and lower interest rates when valuations justified the move.  We continued to add to REITs and Utility stocks in the fourth quarter on the expectation that the significant broader market cyclical move would not persist.  Our valuation discipline helped performance, as well as the willingness to own smaller capitalization companies.  Portfolio holdings in energy infrastructure were reduced over the quarter on concerns of poor capital discipline shown by certain firms in this sector, as well as the impact expected from the decline in natural gas pricing.

The strategy continued into 2020, however we favored better growth names in our target sectors.  The year began with much enthusiasm, which soon faded.  As COVID-19 concerns began to be felt in markets, we started to move out of riskier positions, favoring quality companies and balance sheets.  Relative performance weakened later in the quarter as cash positions were not raised fast enough.

SECURIAN AM FUNDS

OUTLOOK

After reflecting on the severe correction that the market has taken in the past weeks, we see the outlook of many investors being challenged.  Expectations for Gross Domestic Production and other economic fundamentals are being revised down as the impact of “stay at home” policies are affecting the outlook for the economy.  Further, as corporations assess the impact of the abrupt changes to their company operations, earnings guidance and estimates are being reduced.

We see opportunity in the defensive sectors of the market that we target with our strategy as many of those companies performed worse than the market as a whole.  We expect to position the portfolio in quality companies with strong balance sheets, disciplined capital investment, and above average dividend coverage to position the portfolio for potentially better performance ahead.

SECURIAN AM FUNDS

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The RAI Benchmark is a custom benchmark created by Securian Asset Management, it is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS® utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). FTSE NAREIT Equity REITs Index – an index of publicly traded U.S. real estate equity securities.

The Euro Stoxx 50 provides blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

SECURIAN AM FUNDS

The Morningstar US Real Asset Total Return Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. These four asset classes are U.S. Treasury inflation-protected securities (“TIPS”), commodity futures-based strategies, real estate investment trusts (“REITs”), and inflation-sensitive equities such as upstream commodity stocks and master limited partnerships.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The Bloomberg Barclays U.S. Long Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with 10 years or more to maturity.

West Texas Intermediate (WTI) crude oil is a specific grade of crude oil and one of the main three benchmarks in oil pricing.

The MSCI USA Minimum Volatility Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite is calculated under a market capitalization weighted methodology index.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The FTSE 100 Index is a market-capitalization weighted index of UK-listed blue chip companies.  The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Shanghai Shenzhen CSI 300 Index is a market capitalization-weighted stock market index designed to replicate the performance of the top 300 A-share stocks traded in the Shanghai and Shenzhen stock exchanges.

The Hang Seng Index is a market capitalization-weighted index of the largest companies that trade on the Hong Kong Exchange, covering approximately 65% of its total market capitalization.

Standard deviation measures the dispersion of a set of data from its mean.

Spread is the difference between a bid and ask price. It also refers to the difference in a trading position – the gap between a short position in one futures contract and a long position in another.

Call options are financial contracts that give the option buyer the right, but not the obligation, to buy a stock, bond, commodity or other asset or instrument at a specified price within a specific time period.

Put options are a contract giving the owner the right, but not the obligation, to sell, or sell short, a specified amount of an underlying security at a pre-determined price within a specified time frame.

A basis point is a common unit of measurement for interest rates and other percentages in finance. One basis point is equal to 1/100th of 1%, or 0.01% (0.0001), and is used to denote percentage change in a financial instrument.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price. The dividend yield is that of the securities held in the portfolio; it is not reflective of the yield distributed to shareholders.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

Earnings growth is not a measure of the Fund’s future performance.

A stock may trade with more or less liquidity than a bond depending on the number of shares and bonds outstanding, the size of the company, and the demand for the securities. Gold is considered a commodity and liquidity is based on buying or selling an asset easily without disrupting price in a market. Oil is considered a commodity and is subject to changes in supply and demand. Treasury notes are guaranteed by the U.S. government and thus they are considered to be safer than other asset classes.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-824-1355.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 29, 2020 (Unaudited)

	One Year	Three Years	Since Inception(1)
Dynamic Managed Volatility Fund	9.66%	8.83%	9.88%
S&P 500 Index(2)	8.19%	9.87%	13.03%
Securian AM DMV Benchmark(3)	9.94%	8.17%	9.61%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	The Securian AM DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. This Index cannot be invested in directly.

The following is expense information for the Securian AM Dynamic Managed Volatility Fund as disclosed in the Fund’s most recent prospectus dated December 29, 2019:

Gross Expenses: 0.99%; Net Expenses: 0.61%.  Securian Asset Management, Inc. (the “Adviser” or “Securian AM”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing, interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite, but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-824-1355.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 29, 2020 (Unaudited)

	One Year	Three Years	Since Inception(1)
Managed Volatility Equity Fund	3.86%	5.49%	6.63%
S&P 500 Index(2)	8.19%	9.87%	13.03%
Securian AM MVE Benchmark(3)	5.84%	7.84%	9.49%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Securian AM MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

The following is expense information for the Securian AM Managed Volatility Equity Fund as disclosed in the Fund’s most recent prospectus dated December 29, 2019:

Gross Expenses: 1.21%; Net Expenses: 0.72%.  Securian Asset Management, Inc. (the “Adviser” or “Securian AM”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.55% of the average daily net assets of the Institutional Class. Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

SECURIAN AM REAL ASSET INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Performance data quoted represents past performance and does not guarantee future results. Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 855-824-1355.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of February 29, 2020 (Unaudited)

	One Year	Three Years	Five Years	Since Inception(1)
Real Asset Income Fund	1.55%	2.29%	2.33%	5.75%
Morningstar US Real Asset Index(2)	0.96%	1.82%	1.09%	1.30%
Securian AM RAI Benchmark(3)	2.60%	3.17%	3.77%	6.47%

(1)	September 12, 2012.
(2)
The Morningstar US Real Asset Index is a diversified portfolio of four different asset classes that have historically displayed high sensitivity to inflation. These four asset classes are U.S. Treasury inflation-protected securities (“TIPS”), commodity futures-based strategies, real estate investment trusts (“REITs”), and inflation-sensitive equities such as upstream commodity stocks and master limited partnerships.  This Index cannot be invested in directly.

(3)
The Securian AM RAI Benchmark is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital U.S. Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

The following is expense information for the Securian AM Real Asset Income Fund as disclosed in the Fund’s most recent prospectus dated December 29, 2019:

Gross Expenses: 1.04%; Net Expenses: 0.77%.  Securian Asset Management, Inc. (the “Adviser” or “Securian AM”) has contractually agreed to waive its management fees and pay Fund expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding AFFE, leverage/borrowing interest, interest expense, dividends paid on short sales, taxes, brokerage commissions and extraordinary expenses) do not exceed 0.75% of the average daily net assets of the Institutional Class.  Fees waived and expenses paid by the Adviser may be recouped by the Adviser for a period of 36 months following the month during which such fee waiver and/or expense payment was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the fee waiver and/or expense payment occurred and the expense limit in place at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite but cannot be terminated through at least December 29, 2020. Thereafter, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees (the “Board”) or the Adviser.

SECURIAN AM FUNDS

Expense Example (Unaudited)
February 29, 2020

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2019 – February 29, 2020).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Securian AM Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(9/1/2019)	(2/29/2020)	(9/1/2019 to 2/29/2020)
Dynamic Managed Volatility Fund Actual(2)	$1,000.00	$1,034.80	$2.78
Dynamic Managed Volatility Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.13	$2.77

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended February 29, 2020 of 3.48% for the Fund.

SECURIAN AM FUNDS

Expense Example (Unaudited) – Continued
February 29, 2020

Securian AM Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(9/1/2019)	(2/29/2020)	(9/1/2019 to 2/29/2020)
Managed Volatility Equity Fund Actual(4)	$1,000.00	$ 991.30	$2.73
Managed Volatility Equity Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.13	$2.77

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended February 29, 2020 of -0.87% for the Fund.

Securian AM Real Asset Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	(9/1/2019)	(2/29/2020)	(9/1/2019 to 2/29/2020)
Real Asset Income Fund Actual(6)	$1,000.00	$ 953.30	$3.64
Real Asset Income Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.13	$3.77

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75% for the Fund multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended February 29, 2020 of -4.67% for the Fund.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Asset Allocation (Unaudited)
As of February 29, 2020(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 29, 2020(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	39.5%
iShares iBoxx $ Investment Grade Corporate Bond Fund	10.0%
U.S. Treasury Bond, 2.625%, 12/15/2021	5.8%
Takeda Pharmaceutical, 5.000%, 11/26/2028	1.0%
E*TRADE Financial, 2.950%, 08/24/2022	0.9%
Abbott Laboratories, 4.750%, 04/14/2043	0.7%
AT&T, 4.500%, 05/15/2035	0.6%
Verizon Communications, 5.250%, 03/16/2037	0.6%
Sherwin-Williams, 3.950%, 01/15/2026	0.5%
Florida Gas Transmission, 4.350%, 07/15/2025	0.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Asset Allocation (Unaudited)
As of February 29, 2020(1)
(% of net assets)

Fund Holdings (Unaudited)
As of February 29, 2020(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.1%
iShares MSCI EAFE Minimum Volatility Fund	24.8%
iShares Core High Dividend Fund	17.3%
iShares MSCI Emerging Markets Minimum Volatility Fund	5.9%
iShares Short Maturity Bond Fund	5.3%
iShares MSCI Germany Fund	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM REAL ASSET INCOME FUND

Asset Allocation (Unaudited)
As of February 29, 2020(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of February 29, 2020(1)(2)
(% of net assets)

Digital Realty Trust	2.1%
Simon Property Group	2.1%
U.S. Treasury Bond, 2.375%, 01/15/2025	2.0%
Crown Castle International	2.0%
STAG Industrial	1.8%
Enterprise Products Partners	1.7%
Prologis	1.6%
Welltower	1.6%
Magellan Midstream Partners	1.6%
U.S. Treasury Bond, 0.125%, 07/15/2024	1.6%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited)
February 29, 2020

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 49.5%
iShares Core S&P 500 Fund (a)(b)	80,666	$23,869,876
iShares iBoxx $ Investment Grade Corporate Bond Fund	45,500	6,014,190
Total Exchange Traded Funds
(Cost $22,820,472)		29,884,066

	Par
CORPORATE BONDS – 23.3%

Airlines – 0.3%
British Airways
Series 2013-1
4.625%, 12/20/2025 (c)	$179,513	192,933

Banks – 2.1%
Astoria Financial
3.500%, 06/08/2020	250,000	250,630
Barclays
4.375%, 01/12/2026 (d)	200,000	221,161
JPMorgan Chase
4.500%, 01/24/2022	250,000	263,565
PNC Bank
2.450%, 07/28/2022	250,000	255,693
Synchrony Bank
3.000%, 06/15/2022	250,000	256,407
		1,247,456

Chemicals – 1.0%
Sherwin-Williams
3.950%, 01/15/2026	300,000	330,592
Yara International
4.750%, 06/01/2028 (c)(d)	250,000	283,829
		614,421

Consumer Discretionary – 1.0%
CBS
3.500%, 01/15/2025	300,000	320,810
Harley-Davidson Financial Services
3.550%, 05/21/2021 (c)	250,000	255,750
		576,560

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Par	Value
CORPORATE BONDS – 23.3% (Continued)

Consumer Staples – 0.4%
CVS Health
6.943%, 01/10/2030	$190,525	$231,577

Diversified Financial Services – 3.0%
American Express
2.500%, 08/01/2022	250,000	255,241
Capital One Financial
4.250%, 04/30/2025	250,000	277,607
E*TRADE Financial
2.950%, 08/24/2022	500,000	517,472
First American Financial
4.600%, 11/15/2024	200,000	220,825
Invesco Financial
3.750%, 01/15/2026 (d)	250,000	278,458
Total System Services
4.800%, 04/01/2026	250,000	286,955
		1,836,558

Energy – 2.8%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	329,861
ONEOK
4.000%, 07/13/2027	250,000	272,266
Phillips 66
4.650%, 11/15/2034	200,000	241,062
Valero Energy
3.650%, 03/15/2025	300,000	323,770
4.350%, 06/01/2028	250,000	281,494
Williams Partners
3.750%, 06/15/2027	250,000	262,560
		1,711,013

Health Care – 0.7%
Abbott Laboratories
4.750%, 04/15/2043	300,000	399,388

Industrial – 1.4%
General Dynamics
3.500%, 05/15/2025	250,000	274,782
Textron
4.000%, 03/15/2026	250,000	274,058

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Par	Value
CORPORATE BONDS – 23.3% (Continued)

Industrial – 1.4% (Continued)
Tyco Electronics Group
3.700%, 02/15/2026 (d)	$250,000	$274,185
		823,025

Insurance – 3.1%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	275,990
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	227,588
Hanover Insurance Group
4.500%, 04/15/2026	250,000	283,088
Horace Mann Educators
4.500%, 12/01/2025	250,000	278,247
Liberty Mutual Group
4.250%, 06/15/2023 (c)	250,000	271,242
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	284,340
Old Republic International
4.875%, 10/01/2024	200,000	225,933
		1,846,428

Pharmaceuticals – 1.0%
Takeda Pharmaceutical
5.000%, 11/26/2028 (d)	500,000	611,165

Real Estate Investment Trusts – 2.3%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	226,206
Essex Portfolio
3.500%, 04/01/2025	300,000	325,402
Healthcare Trust of America Holdings
3.750%, 07/01/2027	250,000	276,365
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	250,000	282,824
Kimco Realty
3.400%, 11/01/2022	250,000	261,663
		1,372,460

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Par	Value
CORPORATE BONDS – 23.3% (Continued)

Technology – 0.5%
Hewlett Packard Enterprise
4.900%, 10/15/2025	$100,000	$113,717
Juniper Networks
4.500%, 03/15/2024	200,000	220,911
		334,628

Telecommunications – 2.1%
AT&T
4.500%, 05/15/2035	300,000	349,815
Comcast
4.650%, 07/15/2042	250,000	314,147
Verizon Communications
5.250%, 03/16/2037	250,000	334,332
Vodafone Group
4.125%, 05/30/2025 (d)	250,000	279,371
		1,277,665

Transportation – 1.3%
Kansas City Southern
4.300%, 05/15/2043	250,000	303,532
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	203,566
3.900%, 02/01/2024 (c)	250,000	269,418
		776,516

Utilities – 0.3%
Oglethorpe Power
4.250%, 04/01/2046	200,000	210,324
Total Corporate Bonds
(Cost $12,612,981)		14,062,117

U.S. GOVERNMENT SECURITY – 5.8%

U.S. Treasury Bond – 5.8%
2.625%, 12/15/2021
Total U.S. Government Securities
(Cost $3,386,597)	3,400,000	3,502,266

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

			Fair
	Contracts	Notional	Value
PURCHASED CALL OPTIONS – 1.0%
CBOE VIX Index (e)
Expiration: March 2020, Exercise Price: $18.00	255	$1,022,805	$221,850
Expiration: March 2020, Exercise Price: $19.00	255	1,022,805	201,450
Expiration: March 2020, Exercise Price: $20.00	255	1,022,805	182,325
Total Purchased Call Options
(Cost $116,408)			605,625

		Shares
SHORT-TERM INVESTMENT – 19.7%
First American Government Obligations Fund, Class X, 1.49% (f)
(Cost $11,867,114)		11,867,114	11,867,114
Total Investments – 99.3%
(Cost $50,803,572)			59,921,188
Other Assets and Liabilities, Net – 0.7%			406,891
Total Net Assets – 100.0%			$60,328,079

(a)	All or a portion of this security is designated as collateral for futures contracts. As of February 29, 2020, the fair value of collateral was $23,869,876.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other Òqualified institutional buyers.Ó As of February 29, 2020, the fair value of these investments were $1,806,599, or 3.0% of total net assets.

(d)	Foreign Security. The Fund had $2,508,499 or 4.2% of net assets in foreign securities at February 29, 2020.
(e)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(f)	The rate shown is the annualized seven-day effective yield as of February 29, 2020.

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Schedule of Open Futures Contracts (Unaudited)
February 29, 2020

Futures Contracts Purchased
	Number of				Unrealized
	Contracts	Expiration	Notional	Fair	Appreciation
Description	Purchased	Date	Amount	Value	(Depreciation)
E-mini S&P 500 Index	21	March 2020	$3,098,550	$(55,833)	$(291,536)
U.S. Treasury 2 Year Note Futures	7	June 2020	1,528,297	5,469	9,280
Ultra U.S. Treasury Bond Futures	12	June 2020	2,490,000	51,750	74,687
					$(207,569)
Futures Contracts Sold
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Depreciation
U.S. Treasury Bond Futures	6	June 2020	$1,021,500	$(16,687)	$(27,109)
U.S. Treasury 5 Year Note Futures	22	June 2020	2,700,500	(20,969)	(33,053)
					$(60,162)

Schedule of Written Options (Unaudited)
February 29, 2020

		Contracts	Expiration	Notional	Exercise	Fair
Description	Call/Put	Written	Date	Amount	Price	Value
CBOE VIX Index*
(Premiums received $16,852)	Call	383	March 2020	$1,536,213	$30.00	$97,665
CBOE VIX Index*
(Premiums received $14,903)	Call	382	March 2020	1,532,202	32.50	76,400
						$174,065

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Schedule of Investments (Unaudited)
February 29, 2020

			Fair
		Shares	Value
EXCHANGE TRADED FUNDS – 89.4%
iShares Core High Dividend Fund		77,517	$6,565,690
iShares MSCI EAFE Minimum Volatility Fund (a)		137,166	9,439,764
iShares MSCI Emerging Markets Minimum Volatility Fund		41,986	2,240,373
iShares MSCI Germany Fund		57,796	1,515,411
iShares MSCI USA Minimum Volatility Fund (a)(b)		199,114	12,199,715
iShares Short Maturity Bond Fund		40,225	2,027,340
Total Exchange Traded Funds
(Cost $28,165,098)			33,988,293

	Contracts	Notional
PURCHASED CALL OPTIONS – 1.0%
CBOE VIX Index (c)
Expiration: March 2020, Exercise Price: $18.00	165	$661,815	143,550
Expiration: March 2020, Exercise Price: $19.00	165	661,815	130,350
Expiration: March 2020, Exercise Price: $20.00	165	661,815	117,975
Total Purchased Call Options
(Cost $75,323)			391,875

		Shares
SHORT-TERM INVESTMENT – 9.6%
First American Government Obligations Fund, Class X, 1.49% (d)
(Cost $3,667,315)		3,667,315	3,667,315
Total Investments – 100.0%
(Cost $31,907,736)			38,047,483
Other Assets and Liabilities, Net – 0.0%			674
Total Net Assets – 100.0%			$38,048,157

(a)	This security is designated as collateral for futures contracts. As of February 29, 2020, the fair value of the collateral was $11,584,214.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	The rate shown is the annualized seven-day effective yield as of February 29, 2020.

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Schedule of Open Futures Contracts (Unaudited)
February 29, 2020

	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Appreciation
E-mini S&P 500 Index	50	3/24/2020	$7,377,500	$(35,243)	$294,582

Schedule of Written Options (Unaudited)
February 29, 2020

		Contracts	Expiration	Notional	Exercise	Fair
Description	Call/Put	Written	Date	Amount	Price	Value
CBOE VIX Index*
(Premiums received $10,912)	Call	248	March 2020	$994,728	$30.00	$63,240
CBOE VIX Index*
(Premiums received $9,636)	Call	247	March 2020	990,717	32.50	49,400
						$112,640

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited)
February 29, 2020

		Fair
	Shares	Value
REIT COMMON STOCKS – 50.3%

Health Care – 7.7%
CareTrust REIT	32,712	$682,699
Healthcare Trust of America, Class A	2,914	90,742
Healthpeak Properties	32,713	1,035,039
National Health Investors	6,681	546,038
OMEGA Healthcare Investors	13,578	537,689
Physicians Realty Trust	25,400	479,044
Sabra Health Care REIT	21,759	425,389
Ventas	15,900	854,943
Welltower	16,664	1,246,801
		5,898,384

Hotels – 2.1%
Host Hotels & Resorts	13,400	194,032
Park Hotels & Resorts	4,200	76,692
Pebblebrook Hotel Trust	19,100	386,011
Ryman Hospitality Properties	7,700	535,227
Service Properties Trust	28,800	520,704
		1,712,666

Industrial – 3.9%
Industrial Logistics Properties Trust	16,648	343,948
Prologis	14,901	1,255,856
STAG Industrial	48,584	1,359,380
		2,959,184

Mortgage – 1.8%
Blackstone Mortgage Trust, Class A	16,647	600,291
Ladder Capital	13,500	205,875
Starwood Property Trust	25,800	572,244
		1,378,410

Multi-Family – 7.3%
American Campus Communities	24,300	1,055,592
Apartment Investment & Management Company, Class A	20,703	990,432
AvalonBay Communities	3,700	742,183
Camden Property Trust	9,778	1,036,272
Independence Realty Trust	12,500	165,750
Investors Real Estate Trust	1,000	70,450
Mid-America Apartment Communities	3,900	504,114
UDR	21,900	985,062
		5,549,855

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
REIT COMMON STOCKS – 50.3% (Continued)

Net Lease – 3.3%
Agree Realty	10,412	$747,790
Easterly Government Properties	4,500	106,965
EPR Properties	10,200	604,248
STORE Capital	24,998	821,434
VEREIT	23,323	201,977
		2,482,414

Office – 4.5%
Boston Properties	7,700	992,838
Columbia Property Trust	14,000	264,040
Corporate Office Properties Trust	12,210	309,401
Cousins Properties	5,500	196,295
Highwoods Properties	20,300	911,064
Hudson Pacific Properties	8,600	277,608
SL Green Realty	3,722	291,954
Vornado Realty Trust	3,200	171,456
		3,414,656

Retail – 6.8%
Acadia Realty Trust	9,100	207,844
Brixmor Property Group	10,600	193,026
Essential Properties Realty Trust	7,800	178,698
Federal Realty Investment Trust	600	69,804
Four Corners Property Trust	12,900	370,101
Getty Realty	10,700	303,238
National Retail Properties	15,600	793,260
Regency Centers	16,300	936,272
Retail Opportunity Investments	24,536	368,040
Simon Property Group	12,800	1,575,424
Weingarten Realty Investors	6,300	169,659
		5,165,366

Single-Family – 0.2%
Invitation Homes	4,600	131,974

Specialty – 12.7%
CatchMark Timber Trust, Class A	39,590	363,832
CoreSite Realty	3,900	404,547
Crown Castle International	10,600	1,518,874
CubeSmart	8,100	245,187
CyrusOne	12,349	748,102

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
REIT COMMON STOCKS – 50.3% (Continued)

Specialty – 12.7% (Continued)
Digital Realty Trust	13,212	$1,586,893
Equinix	700	400,960
Extra Space Storage	5,043	506,116
Gaming and Leisure Properties	2,900	129,543
Hannon Armstrong Sustainable Infrastructure Capital	6,000	203,700
Jernigan Capital	19,800	354,816
Life Storage	1,300	140,283
OUTFRONT Media	9,200	242,328
Public Storage	4,400	920,128
QTS Realty Trust, Class A	6,100	342,637
VICI Properties	33,100	829,486
Weyerhaeuser Company	27,800	722,244
		9,659,676
Total REIT Common Stocks
(Cost $35,179,239)		38,352,585

OTHER COMMON STOCKS – 15.3%

Energy – 2.8%
Kinder Morgan	30,473	584,168
ONEOK	13,600	907,392
Sempra Energy	2,100	293,538
Targa Resources	11,900	385,560
		2,170,658

Infrastructure – 1.0%
Brookfield Infrastructure Partners (a)	14,900	753,046

Real Estate Operating Company – 0.5%
Brookfield Property Partners (a)	21,523	351,255

Telecommunications – 1.3%
AT&T	10,100	355,722
Verizon Communications	11,500	622,840
		978,562
Utilities – 9.7%
AES	43,300	724,409
American Electric Power	10,910	973,827
Brookfield Renewable Partners (a)	6,100	304,146
CenterPoint Energy	23,800	547,876

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
OTHER COMMON STOCKS – 15.3% (Continued)

Utilities – 9.7% (Continued)
Clearway Energy, Class A	3,900	$79,131
Covanta Holding	13,793	184,274
Dominion Energy	9,170	716,911
DTE Energy	3,547	396,093
Duke Energy	4,500	412,650
Evergy	7,536	492,478
Exelon	27,300	1,176,903
FirstEnergy	7,900	351,787
PPL	16,300	489,163
South Jersey Industries	19,541	528,584
		7,378,232
Total Other Common Stocks
(Cost $10,067,252)		11,631,753

	Par
U.S. GOVERNMENT SECURITIES – 11.4%

U.S. Treasury Bonds – 11.4%
1.250%, 07/15/2020 (b)	$589,160	592,997
1.125%, 01/15/2021 (b)	587,360	593,587
0.625%, 07/15/2021 (b)	570,080	578,449
0.125%, 07/15/2022 (b)	558,730	566,866
0.125%, 01/15/2023 (b)	445,320	451,202
0.375%, 07/15/2023 (b)	552,115	567,638
0.125%, 07/15/2024 (b)	1,163,408	1,194,035
2.375%, 01/15/2025 (b)	1,363,280	1,548,417
0.375%, 07/15/2025 (b)	433,448	452,986
0.625%, 01/15/2026 (b)	594,820	629,437
3.875%, 04/15/2029 (b)	781,585	1,080,437
2.125%, 02/15/2040 (b)	297,233	423,311
Total U.S. Government Securities
(Cost $8,427,130)		8,679,362

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
MASTER LIMITED PARTNERSHIPS – 10.1%

Energy – 10.1%
Cheniere Energy Partners	14,600	$494,940
Energy Transfer	105,952	1,173,948
Enterprise Products Partners	56,884	1,327,673
Magellan Midstream Partners	22,001	1,200,154
MPLX	43,772	888,134
NextEra Energy Partners	9,500	547,865
PBF Logistics	14,094	267,363
Plains All American Pipeline	65,200	891,284
Sprague Resources	15,075	185,272
USA Compression Partners	28,000	383,040
Viper Energy Partners	20,800	370,864
Total Master Limited Partnerships
(Cost $7,755,590)		7,730,537

REIT PREFERRED STOCKS – 9.8%

Hotels – 2.8%
Hersha Hospitality Trust, Series E, 6.500%	15,570	378,351
Pebblebrook Hotel Trust, Series D, 6.375%	14,103	324,510
Pebblebrook Hotel Trust, Series E, 6.375%	19,702	478,167
Summit Hotel Properties, Series D, 6.450%	16,071	397,757
Summit Hotel Properties, Series E, 6.250%	10,800	258,984
Sunstone Hotel Investors, Series E, 6.950%	10,407	267,044
		2,104,813

Industrial – 0.5%
Rexford Industrial Realty, Series C, 5.625%	10,100	253,510
STAG Industrial, Series C, 6.875%	4,041	104,137
		357,647

Net Lease – 0.7%
EPR Properties, Series G, 5.750%	20,380	514,595

Office – 1.4%
Armada Hoffler Properties, Series A, 6.750%	12,400	340,876
PS Business Parks, Series W, 5.200%	19,100	483,039
PS Business Parks, Series Z, 4.875%	11,900	292,621
		1,116,536

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
REIT PREFERRED STOCKS – 9.8% (Continued)

Other – 0.6%
Colony Capital, Class H, 7.125%	6,900	$152,490
Digital Realty Trust, Series L, 5.200%	11,900	297,738
Digital Realty Trust, Series I, 6.350%	1,463	37,745
		487,973

Retail – 1.7%
Investors Real Estate Trust, Series C, 6.625%	12,332	317,549
Pennsylvania Real Estate Investment Trust, Series D, 6.875%	16,586	246,966
Saul Centers, Series D, 6.125%	14,300	361,790
Saul Centers, Series E, 6.000%	16,300	401,958
		1,328,263

Single-Family – 0.8%
American Homes 4 Rent, Series F, 5.875%	22,998	588,979

Specialty – 1.3%
Public Storage, Series H, 5.600%	15,100	408,153
Public Storage. Series I, 4.875%	23,100	586,278
		994,431
Total REIT Preferred Stocks
(Cost $7,559,037)		7,493,237

OTHER PREFERRED STOCKS – 1.6%

Energy – 0.9%
Energy Transfer Partners, Series D, 7.625%	14,200	332,138
Sempra Energy, 5.750%	11,600	299,744
		631,882

Utilities – 0.7%
CMS Energy, 5.875%	10,500	274,890
Duke Energy, 5.625%	10,400	273,208
		548,098
Total Other Preferred Stocks
(Cost $1,144,757)		1,179,980

CLOSED-END FUND – 0.7%
BlackRock Floating Rate Income Strategies Fund
(Cost $535,328)	40,822	510,683

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Schedule of Investments (Unaudited) – Continued
February 29, 2020

		Fair
	Shares	Value
EXCHANGE TRADED FUND – 0.3%
Invesco DB Commodity Index Tracking Fund
(Cost $233,539)	17,300	$235,453

	Par
CORPORATE BOND – 0.3%

Utilities – 0.3%
CenterPoint Energy
6.125%, 03/01/2024
(Cost $200,000)	$200,000	206,361

	Shares
SHORT-TERM INVESTMENT – 0.0%
First American Government Obligations Fund, Class X, 1.49% (c)
(Cost $7,931)	7,931	7,931
Total Investments – 99.8%
(Cost $71,109,803)		76,027,882
Other Assets and Liabilities, Net – 0.2%		114,239
Total Net Assets – 100.0%		$76,142,121

(a)	Foreign Security. The Fund had $1,408,447 or 1.8% of net assets in foreign securities at February 29, 2020.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)	The rate shown is the annualized seven-day effective yield as of February 29, 2020.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

SECURIAN AM FUNDS

Statements of Assets and Liabilities (Unaudited)
February 29, 2020

	Dynamic	Managed
	Managed	Volatility	Real Asset
	Volatility Fund	Equity Fund	Income Fund
ASSETS:
Investments, at fair value:
(cost $50,803,572, $31,907,736, and $71,109,803, respectively)	$59,921,188	$38,047,483	$76,027,882
Receivable for investment securities sold	—	—	821,337
Receivable for capital shares sold	6,624	6,610	16,547
Dividends & interest receivable	164,814	4,163	119,713
Return of capital receivable	—	—	25,640
Cash held as collateral	525,000	180,027	—
Prepaid expenses	1,765	12,418	9,703
Total assets	60,619,391	38,250,701	77,020,822

LIABILITIES:
Written option contracts, at value (premiums received
$31,755, $20,548, and $0, respectively)	174,065	112,640	—
Payable for capital shares redeemed	34,553	22,901	—
Payable for investment securities purchased	—	—	809,360
Payable to adviser, net	12,893	1,474	31,237
Payable for fund administration & accounting fees	14,263	13,198	15,677
Payable for compliance fees	1,941	2,041	2,037
Payable for custody fees	1,367	1,348	2,385
Payable for transfer agent fees and expenses	4,623	5,749	5,901
Variation margin payable	36,269	35,243	—
Other accrued expenses	11,338	7,950	12,104
Total liabilities	291,312	202,544	878,701
NET ASSETS	$60,328,079	$38,048,157	$76,142,121

NET ASSETS CONSIST OF:
Paid-in capital	$50,772,962	$31,562,590	$72,006,712
Distributable earnings	9,555,117	6,485,567	4,135,409
Net Assets	$60,328,079	$38,048,157	$76,142,121

Shares issued and outstanding(1)	4,689,660	3,164,643	7,144,777
Net asset value, offering price, and redemption price per share	$12.86	$12.02	$10.66

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

SECURIAN AM FUNDS

Statements of Operations (Unaudited)
For the Period Ended February 29, 2020

	Dynamic	Managed
	Managed	Volatility	Real Asset
	Volatility Fund	Equity Fund	Income Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $0,
$0 and $658, respectively)	$351,360	$554,661	$1,373,540
Distributions received from master limited partnerships	—	—	472,160
Less: return of capital distributions	—	—	(472,160)
Net distributions from master limited partnerships	—	—	—
Interest income	525,651	28,577	49,278
Total investment income	877,011	583,238	1,422,818

EXPENSES:
Advisory fees (See note 5)	188,206	123,213	309,289
Fund administration & accounting fees (See note 5)	39,682	35,873	44,358
Transfer agent fees (See note 5)	13,669	16,367	15,163
Audit fees	10,950	9,896	10,490
Federal & state registration fees	7,980	13,983	12,736
Trustee fees (See note 5)	6,653	6,653	6,653
Compliance fees (See note 5)	5,559	5,649	5,649
Legal fees	4,773	4,773	4,776
Custody fees (See note 5)	3,543	3,437	7,976
Other	2,909	2,902	4,884
Postage & printing fees	2,088	2,386	3,180
Total expenses before waiver	286,012	225,132	425,154
Less: waiver by adviser	(117,560)	(114,930)	(115,865)
Net expenses	168,452	110,202	309,289
NET INVESTMENT INCOME	708,559	473,036	1,113,529

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	34,961	264,340	700,199
Net realized gain on futures contracts	708,276	645,012	—
Net realized gain (loss) on purchased option contracts	48,851	(203,028)	—
Net realized loss on written option contracts	(121,213)	(11,441)	—
Net change in unrealized appreciation/depreciation on investments	1,113,066	(1,600,593)	(5,554,853)
Net change in unrealized appreciation/depreciation on futures contracts	(253,106)	244,316	—
Net change in unrealized appreciation/depreciation
on written option contracts	(146,404)	(101,023)	—
Net realized and unrealized gain (loss) on investments	1,384,431	(762,417)	(4,854,654)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$2,092,990	$(289,381)	$(3,741,125)

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(Unaudited)	August 31, 2019
OPERATIONS:
Net investment income	$708,559	$1,133,729
Net realized gain (loss) on investments	34,961	(2,479)
Net realized gain on futures contracts	708,276	376,639
Net realized gain on purchased option contracts	48,851	526,743
Net realized gain (loss) on written option contracts	(121,213)	99,658
Net change in unrealized appreciation/depreciation on investments	1,113,066	1,949,724
Net change in unrealized appreciation/depreciation on futures contracts	(253,106)	(793,748)
Net change in unrealized appreciation/depreciation on written options	(146,404)	3,119
Net increase in net assets resulting from operations	2,092,990	3,293,385

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,514,309	15,094,126
Proceeds from reinvestment of distributions	1,318,713	2,315,282
Payments for shares redeemed	(2,925,005)	(409,063)
Net increase (decrease) in net assets resulting from capital share transactions	(91,983)	17,000,345

DISTRIBUTIONS TO SHAREHOLDERS	(1,337,871)	(2,352,620)

TOTAL INCREASE IN NET ASSETS	663,136	17,941,110

NET ASSETS:
Beginning of period	59,664,943	41,723,833
End of period	$60,328,079	$59,664,943

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(Unaudited)	August 31, 2019
OPERATIONS:
Net investment income	$473,036	$777,181
Net realized gain on investments	264,340	315,231
Net realized gain (loss) on futures contracts	645,012	(1,428,490)
Net realized gain (loss) on purchased option contracts	(203,028)	838,309
Net realized loss on written option contracts	(11,441)	(368,343)
Net change in unrealized appreciation/depreciation of investments	(1,600,593)	1,267,634
Net change in unrealized appreciation/depreciation on futures contracts	244,316	(96,238)
Net changed in unrealized appreciation/depreciation on written options	(101,023)	8,021
Net increase (decrease) in net assets resulting from operations	(289,381)	1,313,305

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,458,882	6,841,551
Proceeds from reinvestment of distributions	467,997	1,203,400
Payments for shares redeemed	(3,879,537)	(6,193,632)
Net increase (decrease) in net assets resulting from capital share transactions	(952,658)	1,851,319

DISTRIBUTIONS TO SHAREHOLDERS	(535,672)	(1,319,565)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,777,711)	1,845,059

NET ASSETS:
Beginning of period	39,825,868	37,980,809
End of period	$38,048,157	$39,825,868

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Statements of Changes in Net Assets

	Six Months Ended
	February 29, 2020	Year Ended
	(Unaudited)	August 31, 2019
OPERATIONS:
Net investment income	$1,113,529	$1,769,080
Net realized gain on investments	700,199	2,084,572
Net change in unrealized appreciation/depreciation on investments	(5,554,853)	1,047,165
Net increase (decrease) in net assets resulting from operations	(3,741,125)	4,900,817

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	648,240	616,808
Proceeds from reinvestment of distributions	1,453,575	1,744,428
Payments for shares redeemed	(3,207,515)	(1,724,551)
Net increase (decrease) in net assets resulting from capital share transactions	(1,105,700)	636,685

DISTRIBUTIONS TO SHAREHOLDERS	(2,707,967)	(3,228,444)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,554,792)	2,309,058

NET ASSETS:
Beginning of period	83,696,913	81,387,855
End of period	$76,142,121	$83,696,913

See Notes to the Financial Statements

SECURIAN AM DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

	Six Months
	Ended	Year	Year	Year
	February 29,	Ended	Ended	Ended		For the Period
	2020	August 31,	August 31,	August 31,		Inception through
	(Unaudited)	2019	2018	2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.70	$12.72	$11.95	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15	0.24	0.23	0.19		0.16
Net realized and unrealized
gain on investments	0.29	0.28	1.36	1.12		0.81
Total from investment operations	0.44	0.52	1.59	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.17)	(0.20)	(0.17)		(0.14)
From net capital gains	(0.04)	(0.37)	(0.62)	—		(0.02)
Total distributions	(0.28)	(0.54)	(0.82)	(0.17)		(0.16)
Net asset value, end of period	$12.86	$12.70	$12.72	$11.95		$10.81

TOTAL RETURN(3)	3.48%	4.54%	13.74%	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$60.3	$59.7	$41.7	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	0.93%	1.03%	1.19%	1.36%		1.55%
After expense reimbursement(5)	0.55%	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income
to average net assets(4):
Before expense reimbursement(5)	1.93%	1.67%	1.20%	0.87%		0.62%
After expense reimbursement(5)	2.31%	2.15%	1.84%	1.68%		1.62%

Portfolio turnover rate(3)	5%	1%	7%	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

SECURIAN AM MANAGED VOLATILITY EQUITY FUND

Financial Highlights

	Six Months
	Ended	Year	Year	Year
	February 29,	Ended	Ended	Ended		For the Period
	2020	August 31,	August 31,	August 31,		Inception through
	(Unaudited)	2019	2018	2017		August 31, 2016(1)
PER SHARE DATA(2):
Net asset value, beginning of period	$12.29	$12.33	$11.62	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.15	0.24	0.22	0.23		0.15
Net realized and unrealized
gain (loss) on investments	(0.25)	0.14	0.67	0.77		0.86
Total from investment operations	(0.10)	0.38	0.89	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.19)	(0.18)	(0.23)		(0.15)
From net capital gains	—	(0.23)	—	—		—
From return of capital	—	—	—	—		(0.01)
Total distributions	(0.17)	(0.42)	(0.18)	(0.23)		(0.16)
Net asset value, end of period	$12.02	$12.29	$12.33	$11.62		$10.85

TOTAL RETURN(3)	-0.87%	3.32%	7.69%	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$38.0	$39.8	$38.0	$44.4		$29.9

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.12%	1.14%	1.15%	1.22%		1.67%
After expense reimbursement(5)	0.55%	0.55%	0.55%	0.55%		0.55%

Ratio of net investment income
to average net assets(4):
Before expense reimbursement(5)	1.79%	1.45%	1.13%	1.48%		0.40%
After expense reimbursement(5)	2.36%	2.04%	1.73%	2.15%		1.52%

Portfolio turnover rate(3)	2%	8%	12%	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

SECURIAN AM REAL ASSET INCOME FUND

Financial Highlights

	Six Months
	Ended	Year	Year		Year	Year	Year
	February 29,	Ended	Ended		Ended	Ended	Ended
	2020	August 31,	August 31,		August 31,	August 31,	August 31,
	(Unaudited)	2019	2018		2017	2016	2015
Institutional Class

PER SHARE DATA(1):
Net asset value, beginning of period	$11.56	$11.35	$11.21		$11.27	$10.46	$11.91

INVESTMENT OPERATIONS:
Net investment income	0.15	0.25	0.23		0.21	0.24	0.23
Net realized and unrealized
gain (loss) on investments	(0.67)	0.41	0.27		(0.04)	1.39	(0.94)
Total from investment operations	(0.52)	0.66	0.50		0.17	1.63	(0.71)

LESS DISTRIBUTIONS:
From net investment income	(0.17)	(0.32)	(0.22)		(0.23)	(0.31)	(0.28)
From net capital gains	(0.21)	(0.13)	(0.14)		—	(0.51)	(0.46)
Total distributions	(0.38)	(0.45)	(0.36)		(0.23)	(0.82)	(0.74)
Net asset value, end of period	$10.66	$11.56	$11.35		$11.21	$11.27	$10.46

TOTAL RETURN(2)	-4.67%	6.32%	4.61%		1.59%	16.59%	-6.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$76.1	$83.7	$81.4		$86.5	$88.1	$75.2

Ratio of expenses to average net assets:
Before expense reimbursement(3)	1.03%	1.02%	1.06%		1.07%	1.09%	1.07%
After expense reimbursement(3)	0.75%	0.75%	0.82	%(4)	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement(3)	2.42%	1.95%	2.02%		1.83%	1.99%	1.85%
After expense reimbursement(3)	2.70%	2.22%	2.26%		1.95%	2.13%	1.97%

Portfolio turnover rate(2)	22%	46%	56%		74%	82%	73%

(1)	For an Institutional Class Fund Share outstanding for the entire period.
(2)	Not annualized for periods less than one year.
(3)	Annualized for periods less than one year.
(4)	Effective December 29, 2017, the contractual rate was lowered from 0.95% to 0.75% of average daily net assets.

See Notes to the Financial Statements

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited)
February 29, 2020

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Securian AM Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Securian AM Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), and Securian AM Real Asset Income Fund (“Real Asset Income Fund”) (or collectively, “the Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Bloomberg Barclays U.S. Aggregate Bond Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015.  The Dynamic Managed Volatility Fund currently only offers Institutional Class shares. Effective November 22, 2017, the Dynamic Managed Volatility Fund ceased offering Class A shares. The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015.  The Managed Volatility Equity Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Managed Volatility Equity Fund ceased offering Class A shares. The remaining Class A shares were converted to Institutional Class shares at the close of business on December 26, 2017.

The investment objective of the Real Asset Income Fund is above average income and long-term growth of real estate securities. The Real Asset Income Fund seeks to achieve its objective by investing in “real assets” and securities in companies that derive at least 50% of their revenues from activities related to real assets. Real assets are defined broadly by the Fund to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure, and commodities. Prior to December 29, 2018, the Real Asset Income Fund had a different investment objective and principal investment

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

strategies. The Real Asset Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may invest in ETFs, ETNs, Treasury inflation-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012. The Real Asset Income Fund currently only offers Institutional Class shares. Effective November 22, 2017, the Real Asset Income Fund ceased offering Class A shares. The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the period ended February 29, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended February 29, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the period ended February 29, 2020, the Funds did not incur any interest or penalties.  The Dynamic Managed Volatility Fund and Managed Volatility Equity Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.  Each of the tax years in the four-year period ended August 31, 2019, remains subject to examination by taxing authorities for the Real Asset Income Fund.

Security, Transactions, Income and Distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Funds will make distributions of net investment income quarterly. Any net realized long-term or short-term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLPs, tax equalization, distribution redesignations, derivatives and the deferral of losses on wash sales. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

Distributions received from the Real Asset Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Real Asset Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Real Asset Income Fund.  Generally, 100% of the distributions received from MLPs is recorded as return of capital and is reflected as such on the Statement of Operations.

Distributions received from the Real Asset Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Real Asset Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Real Asset Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Real Asset Income Fund shareholder may represent a return of capital.

Futures Contracts and Option Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

The Funds may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet their investment objectives. The Funds may write put and call options only if they (i) own an offsetting position in the underlying security or (ii) maintain cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Funds have no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the security underlying the written option.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

The Funds may purchase call and put options. When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets & Liabilities as an investment and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Funds to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period ended, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At February 29, 2020, the Funds did not hold any illiquid securities.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLPs and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange traded funds, including closed-end funds, are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by Level within the fair value hierarchy as of February 29, 2020:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$29,884,066	$—	$—	$29,884,066
Corporate Bonds	—	14,062,117	—	14,062,117
Short-Term Investment	11,867,114	—	—	11,867,114
U.S. Government Security	—	3,502,266	—	3,502,266
Purchased Call Options	605,625	—	—	605,625
Total investments in securities	$42,356,805	$17,564,383	$—	$59,921,188

As of February 29, 2020, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$(207,569)	$—	$—	$(207,569)
Short Futures Contracts	(60,162)	—	—	(60,162)
Written Call Options	174,065	—	—	174,065
Total Other Financial Instruments	$(93,666)	$—	$—	$(93,666)

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$33,988,293	$—	$—	$33,988,293
Short-Term Investment	3,667,315	—	—	3,667,315
Purchased Call Options	391,875	—	—	391,875
Total investments in securities	$38,047,483	$—	$—	$38,047,483

As of February 29, 2020, the Fund’s investments in other financial instruments* were classified as follows:

Short Futures Contracts	$294,582	$—	$—	$294,582
Written Call Options	(112,640)	—	—	(112,640)
Total Other Financial Instruments	$181,942	$—	$—	$181,942

Real Asset Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$38,352,585	$—	$—	$38,352,585
Other Common Stocks	11,631,753	—	—	11,631,753
U.S. Government Securities	—	8,679,362	—	8,679,362
Master Limited Partnerships	7,730,537	—	—	7,730,537
REIT Preferred Stocks	7,493,237	—	—	7,493,237
Other Preferred Stocks	1,179,980	—	—	1,179,980
Closed-End Fund	510,683	—	—	510,683
Exchange Traded Fund	235,453	—	—	235,453
Corporate Bonds	—	206,361	—	206,361
Short-Term Investment	7,931	—	—	7,931
Total investments in securities	$67,142,159	$8,885,723	$—	$76,027,882

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, which are presented at the unrealized appreciation depreciation on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

For the period ended February 29, 2020, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$11,559,829	$(4,539,938)	$18,503,204	$(2,411,034)
Managed Volatility Equity Fund	6,700,288	(5,225,521)	4,285,799	(1,229,625)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of February 29, 2020 on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$—	futures contracts**	$(291,536)
Interest Rate Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	23,805	futures contracts**	—
Equity Contracts – Purchased Options	Investments,		Investments,
	at fair value	605,625	at fair value	—
Equity Contracts – Written Options	Written option contracts,		Written option contracts,
	at fair value	—	at fair value	(174,065)
Total		$629,430		$(465,601)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$294,582	futures contracts**	$—
Equity Contracts – Purchased Options	Investments,		Investments,
	at fair value	391,875	at fair value	—
Equity Contracts – Written Options	Written option contracts,		Written option contracts,
	at fair value	—	at fair value	(112,640)
Total		$686,457		$(112,640)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Operations for the year ended February 29, 2020:

Amount of Realized Gain or (Loss) on Derivatives

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Interest Rate Contracts	$75,808	$—	$—	$—	$—	$—
Equity Contracts	632,468	48,851	(121,213)	645,012	(203,028)	(11,441)
Total	$708,276	$48,851	$(121,213)	$645,012	$(203,028)	$(11,441)

Change in Unrealized Appreciation or (Depreciation) on Derivatives

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Option	Futures	Options	Option
Interest Rate Contracts	$23,805	$—	$—	$—	$—	$—
Equity Contracts	(276,911)	519,302	(146,404)	244,316	343,488	(101,023)
Total	$(253,106)	$519,302	$(146,404)	$244,316	$343,488	$(101,023)

*	Included in net change in unrealized appreciation on investments as reported on the Statements of Operations.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of February 29, 2020.

Dynamic Managed Volatility Fund

				Gross Amounts Not Offset in
				Statements of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$57,219	$(57,219)	$—	$—	$—	$—
Liabilities:
Futures Contracts**	$93,488	$(57,219)	$36,269	$36,269	$—	$—
Written Options Contracts	174,065	—	174,065	—	174,065	—
	$267,553	$(57,219)	$210,334	$36,269	$174,065	$—

Managed Volatility Equity Fund
				Gross Amounts Not Offset in
				Statements of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$—	$—	$—	$—	$—	$—
Liabilities:
Futures Contracts**	$35,243	$—	$35,243	$35,243	$—	$—
Written Options Contracts	112,640	—	112,640	—	112,640	—
	$147,883	$—	$147,883	$35,243	$112,640	$—

**
Cumulative appreciation/depreciation on futures contracts is reported in the Schedules of Open Futures Contracts.  Variation margin presented above is presented on the Statements of Assets and Liabilities

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of February 29, 2020, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Real Asset Income Fund	0.75%

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.55%
Managed Volatility Equity Fund	0.55%
Real Asset Income Fund	0.75%

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period thirty-six months following the date on which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Board or the Adviser, with the consent of the Board.  During the period ended February 29, 2020, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	March 2020-	September 2020-	September 2021-	September 2022-
Fund	August 2020	August 2021	August 2022	February 2023
Dynamic Managed Volatility Fund	$128,409	$248,378	$252,224	$117,560
Managed Volatility Equity Fund	140,300	243,024	224,521	114,930
Real Asset Income Fund	48,446	189,095	216,403	115,865

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended February 29, 2020 are disclosed in the Statements of Operations.

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Real Asset Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the period ended February 29, 2020, the Dynamic Managed Volatility Fund and the Real Asset Income Fund paid $815 and $931, respectively, to Minnesota Life.

6.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the Period Ended	Year Ended	For the Period Ended	Year Ended
	February 29, 2020	August 31, 2019	February 29, 2020	August 31, 2019
Shares sold	115,252	1,252,293	193,491	573,049
Shares issued to holders in
reinvestment of dividends	100,909	198,939	36,819	104,213
Shares redeemed	(223,176)	(33,629)	(306,852)	(516,529)
Net increase (decrease) in
shares outstanding	(7,015)	1,417,603	(76,542)	160,733

	Real Asset Income Fund
	For the Period Ended	Year Ended
	February 29, 2020	August 31, 2019
Shares sold	55,833	54,892
Shares issued to holders in reinvestment of dividends	127,223	167,640
Shares redeemed	(277,743)	(156,612)
Net increase in shares outstanding	(94,687)	(564,444)

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the periods ended February 29, 2020, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$—	$1,634,245	$3,199,228	$764,569
Managed Volatility Equity Fund	—	—	792,937	1,276,080
Real Asset Income Fund	—	—	18,063,816	19,564,833

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

8.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2019, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$8,067,806	$(30,085)	$8,037,721	$50,375,523
Managed Volatility Equity Fund	7,818,060	(54,962)	7,763,098	31,988,841
Real Asset Income Fund	12,856,575	(2,181,046)	10,675,529	72,812,892

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to derivatives for the Dynamic Managed Volatility Fund and Managed Volatility Equity Fund.

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Real Asset Income Fund.

At August 31, 2019, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$658,732	$103,545	$—	$8,037,721	$8,799,998
Managed Volatility Equity Fund	299,631	—	(752,109)	7,763,098	7,310,620
Real Asset Income Fund	606,988	697,219	(1,395,235)	10,675,529	10,584,501

As of August 31, 2019, the Managed Volatility Equity Fund had short-term capital loss carryovers of $255,011 and long-term capital loss carryovers of $497,098, which will be permitted to be carried over for an unlimited period. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2018, respectively. For the taxable year ended August 31, 2019, the Funds did not defer any qualified late year losses.

For the period ended February 29, 2020, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$1,234,291	$103,580	$1,337,870
Managed Volatility Equity Fund	535,672	—	535,672
Real Asset Income Fund	1,624,187	1,083,780	2,707,966

For the year ended August 31, 2019, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$1,279,453	$1,073,167	$2,352,620
Managed Volatility Equity Fund	794,778	524,787	1,319,565
Real Asset Income Fund	2,615,620	612,824	3,228,444

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

SECURIAN AM FUNDS

Notes to Financial Statements (Unaudited) – Continued
February 29, 2020

9.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of February 29, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	68.5%
Managed Volatility Equity Fund	Pershing LLC	75.3%
Real Asset Income Fund	Minnesota Life Insurance Company	34.2%
Real Asset Income Fund	Comerica Bank (FBO)	28.4%

10.  SUBSEQUENT EVENTS

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund(s)’ distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund(s)’ has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund(s)’ distributor.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Fund’s investments.

On March 30, 2020, the Dynamic Managed Volatility Fund paid an income distribution in the amount of $194,305 or $0.0415 per share.

On March 30, 2020, the Managed Volatility Equity Fund paid an income distribution in the amount of $389,346 or $0.1290 per share.

On March 30, 2020, the Real Asset Income Fund paid an income distribution in the amount of $303,731 or $0.0425 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

SECURIAN AM FUNDS

Additional Information (Unaudited)
February 29, 2020

APPROVAL OF INVESTMENT ADVISORY AGREEMENT –
Securian Asset Management, Inc.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Securian Asset Management, Inc. (“Securian” or the “Adviser”) regarding the Securian AM Real Asset Income Fund (the “Real Asset Income Fund”), the Securian AM Dynamic Managed Volatility Fund (the “DMV Fund”), and the Securian AM Managed Volatility Equity Fund (the “MVE Fund”) (each, a “Fund,” and together, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 7, 2020, the Trustees received and considered information from Securian and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Securian with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Securian; (3) the costs of the services provided by Securian and the profits realized by Securian from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fees for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Securian resulting from its relationship with the Funds.  In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Securian, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Securian set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Securian performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Securian provides to each Fund under the Investment Advisory Agreement, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with its investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 29, 2020

such transactions; (3) voting all proxies, if any, with respect to the Funds’ portfolio securities; (4) maintaining the required books and records for transactions effected by Securian on behalf of the Funds; (5) selecting broker-dealers to execute orders on behalf of the Funds; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust, and with applicable securities laws.  The Trustees noted Securian’s strong capitalization and the fact that it is a wholly-owned subsidiary of Securian Financial Group, Inc., and Securian’s significant assets under management.  The Trustees also considered each portfolio manager’s experience managing the types of securities in which their respective Fund invests.  The Trustees concluded that they were satisfied with the nature, extent and quality of services that Securian provides to the Funds under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Securian.  In assessing the quality of the portfolio management delivered by Securian, the Trustees considered the short-term and longer-term performance of the Funds on both an absolute basis and in comparison to one or more appropriate benchmark indices, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Securian manages utilizing similar investment strategies to those of the Fund. When comparing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from the funds in its peer group.

•
Securian AM Real Asset Income Fund.  The Trustees considered that the Fund had outperformed its peer group median and average over the year-to-date and one-year periods ended October 31, 2019, and underperformed its peer group median and average over the three-year and five-year periods ended October 31, 2019. The Trustees also noted that the Fund had outperformed its primary benchmark across all periods ended October 31, 2019 and underperformed its custom index over all periods ended October 31, 2019. The Trustees considered that the Fund had produced positive total returns since inception.  In addition, the Trustees observed that the Fund’s performance over all relevant time periods was closely aligned with the performance of the composite of separately managed accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

•
Securian AM Dynamic Managed Volatility Fund.  The Trustees considered that the Fund had outperformed its peer group median and average over the year-to-date, one-year, and three-year periods ended October 31, 2019, ranking in the top five percent of its peer group in all periods. The Trustees also noted that the Fund had underperformed its primary benchmark index over the year-to-date, one-year and three-year periods ended October 31, 2019. The Trustees also considered that the Fund had underperformed its custom benchmark over the year-to-date and one-year periods ended October 31, 2019 but outperformed its custom benchmark over the three-year period.  The Trustees also took into account that the Fund achieved a positive return from its inception through October 31, 2019 and in each of the periods reviewed by the Trustees. In addition, the Trustees observed that the Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

•
Securian AM Managed Volatility Equity Fund. The Trustees considered that the Fund had outperformed its Morningstar peer group median and average over the year-to-date, one-year, and three-year periods ended October 31, 2019. The Trustees also noted that the Fund had underperformed its benchmark index and custom index over the year-to-date, one-year, and three-year periods.  The Trustees

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 29, 2020

also took into account that the Fund achieved a positive return from across all periods reviewed by the Trustees. In addition, the Trustees observed that the Managed Volatility Fund’s performance was closely aligned, over all relevant time periods, with the performance of the composite of accounts that Securian manages utilizing a similar investment strategy to that of the Fund.

Cost of Advisory Services and Profitability.  The Trustees considered the annual advisory fees that each Fund pays to Securian under the Investment Advisory Agreement, as well as Securian’s profitability from services that it rendered to the Funds during the 12-month period ended September 30, 2019.  The Trustees also considered the effect of an expense limitation agreement on Securian’s compensation and that Securian has contractually agreed to reduce its advisory fees and, if necessary, reimburse each Fund for operating expenses, as specified in each Fund’s prospectus.  The Trustees took into account that while the management fees that Securian charges to separately managed accounts with similar investments strategies to those of the Funds are generally equal to or lower, depending on asset levels, than the advisory fee for the corresponding Fund, Securian has additional responsibilities with respect to each Fund that warrant the higher fees. The Trustees noted that these additional responsibilities include more frequent trading and cash management stemming from the Funds’ daily subscriptions and redemptions, additional legal and regulatory compliance obligations, additional shareholder servicing obligations, and the preparation of Board and shareholder materials.  The Trustees concluded that Securian’s relationship with the DMV Fund had been profitable but its relationship with the Real Asset Income Fund and MVE Fund had not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by the Funds and those of funds in the same Morningstar peer group. The Trustees noted:

•
Securian AM Real Asset Income Fund. The Trustees noted the Fund’s advisory fee was significantly higher than the peer group average and median, but also considered the differences between the strategy and portfolio composition of the Fund and the majority of funds that comprise the peer group, including the fact that the Fund’s strategy is less focused on bonds than many of the funds comprising the peer group.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were higher than the median and average and median total expenses reported for the peer group. The Trustees also noted that the total expenses of the of the Fund were lower than the peer group median and average when limited to funds with similar assets sizes to the Fund. The Trustees also took into account that the advisory fees and total expenses (after waivers and expense reimbursements) borne by the Fund were within the range of that borne by funds in the peer group.

•
Securian AM Dynamic Managed Volatility Fund. The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than average and median total expenses reported for the peer group.

•
Securian AM Managed Volatility Equity Fund.  The Trustees noted the Fund’s advisory fee was significantly lower than the peer group average and median and was in the first percentile for the peer group.  The Trustees further noted the total expenses of the Fund (after waivers and expense reimbursements) were significantly lower than the peer group average and median.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Securian’s advisory fee with respect to each Fund continues to be reasonable.

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 29, 2020

Economies of Scale.  The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints.  The Trustees noted that given each Fund’s current asset levels and, except for the Securian AM Real Asset Income Fund, low advisory fees relative to their respective benchmark categories, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also considered Securian had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with each Fund. The Trustees considered the extent to which Securian utilizes soft dollar arrangements with respect to the Fund’s portfolio transactions, and noted that Securian does not use affiliated brokers to execute the portfolio transactions of the Funds. While the Trustees noted Rule 12b-1 fees may be paid to Securian as compensation for shareholder and distribution services performed on behalf of each Fund, the Trustees also observed that the distribution expenses that Securian incurred significantly exceed any Rule 12b-1 payments from the Funds. The Trustees considered that Securian may receive some form of reputational benefit from its relationships with the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Securian does not receive additional material benefits from its relationships with the Funds.

SECURIAN AM FUNDS

Additional Information (Unaudited) – Continued
February 29, 2020

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020), which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q or Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q or Part F of Form N-PORT is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

SECURIAN AM FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third-party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Securian Asset Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report must be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-855-824-1355.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    May 7, 2020

By (Signature and Title)*    /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    May 7, 2020

* Print the name and title of each signing officer under his or her signature.